                                                                    EXHIBIT 99.1

                            Movie Star, Inc., Reports
                            -------------------------
           Fiscal 2005 Fourth-Quarter And Full-Year Financial Results
           ----------------------------------------------------------

NEW YORK, NEW YORK (AUGUST 25, 2005)--MOVIE STAR, INC. (AMEX: MSI), today announced financial results for the three months and full year ended June 30,
2005. Net sales for the fiscal 2005 fourth quarter decreased 23.5% to $8,054,000 compared with $10,524,000 for the same period last year and net sales for the full year increased 9.0% to $58,533,000 from last year's $53,691,000.

For the 2005 fourth quarter, the Company recorded a net loss of $2,056,000, or
$0.13 per share, compared with a net loss of $506,000, or $0.03 per share in the same period last year. The quarterly gross margin decreased to 23.5% from 25.8%
in the 2004 comparable period. The lower gross margin resulted primarily from the sales contribution of the Sidney Bernstein & Son division, whose lingerie line sells at a lower gross margin than Movie Star's core line. Selling, general and administrative ("SG&A") expenses in the fiscal 2005 fourth quarter increased to $5,147,000 from last year's $3,557,000. Included in the SG&A expenses for fiscal 2005 were the additional expenses for the Sidney Bernstein & Son division, as well as charges approximating $745,000 for the closing of our
Petersburg, Pennsylvania distribution center, the termination of our prior chairman's services in connection with our consulting agreement with him and costs associated with personnel changes.

For fiscal 2005, the Company recorded a net loss of $3,122,000, or $0.20 per share, compared with net income of $128,000, or $0.01 per diluted share, reported last year. For fiscal 2005, the gross margin decreased to 24.3% from last year's 30.0%. The decline in gross margin was due to the addition of Sidney
Bernstein & Son and a shipment of a $7,800,000 low margin order that occurred primarily in the second quarter. SG&A expenses increased to $19,024,000 from last year's $15,824,000. Included in the SG&A expenses for fiscal 2005 were the additional expenses for the Sidney Bernstein & Son division, the $745,000 described above and in fiscal 2004 there was a special charge of $1,084,000.

Mel Knigin, Movie Star's President and Chief Executive Officer, stated: "While fiscal 2005 was both a disappointing and challenging year, we dealt with several difficult operating and business issues and are entering fiscal 2006 with a positive attitude. Recently, we made personnel changes, including reductions in staff, which were necessary to improve our business, closed our Petersburg,
Pennsylvania distribution center and terminated a consulting agreement with our prior chairman.

Looking forward, fiscal 2006 is off to an encouraging start. While we expect revenues, for the first half, to be less than last year, due to higher gross margin orders and our efforts to reduce expenses we expect to make a profit in the first half of fiscal 2006."

MOVIE STAR, INC. produces and sells ladies apparel, including sleepwear, robes, leisurewear, and daywear. Current collections include the Cinema Etoile premium line of intimate apparel and the Movie Star line of apparel sold as private label programs.

Certain of the matters set forth in this press release are forward-looking and involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially are the following: business conditions and growth in the industry; general economic conditions; addition or loss of significant customers; the loss of key personnel; product development;
competition; risks of doing business abroad; foreign government regulations;
fluctuations in foreign rates; rising costs for raw materials and the unavailability of sources of supply; the timing of orders booked; and the risk factors listed from time to time in the Company's SEC reports.

CONTACT:                                               INVESTOR RELATIONS:
Movie Star, Inc.                      -or-             SM Berger & Company, Inc.
Thomas Rende, CFO                                      Stanley Berger
(212) 798-4700                                         (216) 464-6400

                                 [Tables follow]

                                MOVIE STAR, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                          THREE MONTHS ENDED      FISCAL YEAR ENDED
                                                               JUNE 30,                JUNE 30,
                                                           2005        2004        2005        2004
                                                         --------    --------    --------    --------
                                                                      (UNAUDITED)

Net sales                                                $  8,054    $ 10,524    $ 58,533    $ 53,691
Cost of sales                                               6,158       7,804      44,304      37,581
                                                         --------    --------    --------    --------
   Gross profit                                             1,896       2,720      14,229      16,110
Selling, general and administrative expenses                5,147       3,557      19,024      15,824
                                                         --------    --------    --------    --------
(Loss) income from operations                              (3,251)       (837)     (4,795)        286

Interest expense, net                                          48          (3)        281          64
                                                         --------    --------    --------    --------
   (Loss) income before income tax (benefit) provision     (3,299)       (834)     (5,076)        222
Income tax (benefit) provision                             (1,243)       (328)     (1,954)         94
                                                         --------    --------    --------    --------

   Net (loss) income                                     $ (2,056)   $   (506)   $ (3,122)   $    128
                                                         ========    ========    ========    ========

BASIC NET (LOSS) INCOME PER SHARE                        $   (.13)   $   (.03)   $   (.20)   $    .01
                                                         ========    ========    ========    ========

DILUTED NET (LOSS) INCOME PER SHARE                      $   (.13)   $   (.03)   $   (.20)   $    .01
                                                         ========    ========    ========    ========

Basic weighted average number of shares outstanding        15,640      15,600      15,625      15,574
                                                         ========    ========    ========    ========
Diluted weighted average number of shares outstanding      15,640      15,600      15,625      16,199
                                                         ========    ========    ========    ========


                                MOVIE STAR, INC.
                           CONSOLIDATED BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT NUMBER OF SHARES)



                                                                       June 30,    June 30,
                                                                         2005        2004
                                                                       --------    --------
                                    ASSETS

Current Assets
  Cash                                                                 $    178    $  2,527
  Receivables, net                                                        5,973       7,577
  Inventory                                                              11,730       5,938
  Deferred income taxes                                                   2,260       2,571
  Prepaid expenses and other current assets                                 372         588
                                                                       --------    --------
        Total current assets                                             20,513      19,201

Property, plant and equipment, net                                          755       1,021
Deferred income taxes                                                     2,473         148
Goodwill                                                                    537        --
Assets held for sale                                                        174        --
Other assets                                                                455         409
                                                                       --------    --------
        Total assets                                                   $ 24,907    $ 20,779
                                                                       ========    ========

                   LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Notes payable                                                        $  4,794    $   --
  Accounts payable                                                        3,579       1,937
  Accrued expenses and other current liabilities                          1,467         721
                                                                       --------    --------
         Total current liabilities                                        9,840       2,658
                                                                       --------    --------

Deferred lease liability                                                    315         283
                                                                       --------    --------
Other long-term liability                                                    75          91
                                                                       --------    --------

Shareholders' equity
 Common stock, $.01 par value - authorized 30,000,000 shares; issued
    17,657,000 shares in 2005 and 17,617,000 shares in 2004                 177         176
 Additional paid-in capital                                               4,747       4,706
 Retained earnings                                                       13,361      16,483
 Accumulated other comprehensive income                                      10        --
 Treasury stock, at cost - 2,017,000 shares                              (3,618)     (3,618)
                                                                       --------    --------
         Total shareholders' equity                                      14,677      17,747
                                                                       --------    --------
Total liabilities and shareholders' equity                             $ 24,907    $ 20,779
                                                                       ========    ========
